Exhibit 99.1

Eos Energy Achieves First Performance Milestones Related to Cerberus Strategic Investment

$30 million tranche further strengthens the Company’s balance sheet as Eos expands manufacturing operations in Turtle Creek

TURTLE CREEK, Pa., August 29, 2024 — Eos Energy Enterprises, Inc. (NASDAQ: EOSE) (“Eos” or the “Company”), a leading provider of safe, scalable, efficient, and sustainable zinc-based long duration energy storage systems, today announced the successful achievement of all four of the first performance milestones previously agreed upon between Eos and an affiliate of Cerberus Capital Management LP (“Cerberus”) as part of Cerberus’s strategic investment in the Company. Achieving these specific performance milestones allows the Company to draw an additional $30 million on the Delayed Draw Term Loan from Cerberus to fund ongoing operations and production expansion to meet the growing demand for long duration energy storage solutions.

The achieved milestones include objectives related to the Company’s automated production line, materials cost-out, improvements in Z3 technology performance and backlog/cash conversion. Among the key accomplishments, Eos has successfully achieved production cycle times of less than 10 seconds while exceeding first pass yield targets in the high 90s on its first state-of-the-art battery manufacturing line, a significant milestone that positions the company for future profitability.

“The team continues to execute on our operational targets and today’s announcement is a testament to their effort and focus,” said Nathan Kroeker, Eos Chief Financial Officer. “The partnership with Cerberus is demonstrating its strategic value as we execute our growth plans and bring a commercially scalable and ready alternative to market to meet the emerging need for longer duration energy storage that is safe, secure and manufactured in the US.”

The remaining two tranches may be drawn in the amounts of $65 million and $40.5 million, respectively, following the October 31, 2024, and January 31, 2025, testing dates upon the achievement of the applicable performance milestones.

Special Stockholder Meeting

The Company will hold a virtual Special Meeting of Stockholders on September 10, 2024, at 10:00 a.m. Eastern Time where stockholders will be asked to consider and vote on two important proposals related to Cerberus’s strategic investment in the Company that are crucial to the company’s strategic growth.

The Board of Directors recommends that stockholders vote FOR the Issuance Cap Proposal and FOR the Adjournment Proposal.

Only stockholders of record as of the close of business on July 31, 2024, are entitled to vote. You can vote online, by telephone, or by mailing your proxy card. For more detailed instructions on how to vote, please refer to the proxy materials sent to you or contact Eos’ Investor Relations at ir@eose.com. Your voice as a stockholder remains crucial in shaping the future of Eos, and every vote counts.

About Eos Energy Enterprises

Eos Energy Enterprises, Inc. is accelerating the shift to clean energy with positively ingenious solutions that transform how the world stores power. Our breakthrough Znyth™ aqueous zinc battery was designed to overcome the limitations of conventional lithium-ion technology. It is safe, scalable, efficient, sustainable, manufactured in the U.S., and the core of our innovative systems that today provides utility, industrial, and commercial customers with a proven, reliable energy storage alternative for 3 to 12-hour applications. Eos was founded in 2008 and is headquartered in Edison, New Jersey. For more information about Eos (NASDAQ: EOSE), visit eose.com.

Contacts

Investors:	ir@eose.com
Media:	media@eose.com

Important Information and Where You Can Find It

This press release may be deemed to be solicitation material in respect of a vote of stockholders to approve the issuance of more than 19.99% of the outstanding common stock under the warrants and the convertibility of preferred stock issued or issuable as part of the financing transaction entered into on June 21, 2024 (the “Financing”). In connection with the requisite stockholder approval, Eos filed on August 8, 2024, a definitive proxy statement (the “Definitive Proxy Statement”), which is available at the SEC’s website (http://www.sec.gov) and has been sent to the stockholders of Eos, seeking certain approvals related to the exercisability of the warrants and the convertibility of the preferred stock issued or issuable pursuant to the Financing.

INVESTORS AND SECURITY HOLDERS OF EOS AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE FINANCING, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EOS AND THE FINANCING. Investors and security holders will be able to obtain a free copy of the proxy statement, as well as other relevant documents filed with the SEC containing information about Eos, without charge, at the SEC’s website (http://www.sec.gov). Copies of documents filed with the SEC can also be obtained, without charge, by directing a request to Investor Relations, Eos Energy Enterprises, Inc. at 862-207-7955 or email ir@eose.com.

Participants in the Solicitation of Proxies in Connection with Financing

Eos and certain of its respective directors, executive officers and employees may be deemed under the rules of the SEC to be participants in the solicitation of proxies with respect to the requisite stockholder approval related to the Financing. Information regarding Eos directors and officers is available in (i) its definitive proxy statement for the 2024 annual stockholders meeting, which was filed with the SEC on April 2, 2024, and (ii) its current reports on Form 8-K filed by Eos on June 24, 2024, and July 29, 2024. Other information regarding the participants in the solicitation of proxies in respect to the Financing and the description of their direct and indirect interests, as security holders or otherwise, is contained in the Definitive Proxy Statement and other relevant materials to be filed by Eos with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

Forward Looking Statements

Except for the historical information contained herein, the matters set forth in this press release are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding our expected revenue, contribution margins, orders backlog and opportunity pipeline for the fiscal year ended December 31, 2024, our path to profitability and strategic outlook, the tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act of 2022, the delayed draw term loan, milestones thereunder and the anticipated use of proceeds therefrom, the ability to draw under the delayed draw term loan, statements regarding our ability to secure final approval of a loan from the Department of Energy LPO, or our anticipated use of proceeds from any loan facility provided by the US Department of Energy, statements that refer to outlook, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected.

Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to achieve the operational milestones on the delayed draw term loan; our ability to raise financing in the future, including the discretionary revolving facility from Cerberus; our customers’ ability to secure project financing; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act, uncertainties around our ability to meet the applicable conditions precedent and secure final approval of a loan, in a timely manner or at all from the Department of Energy, Loan Programs Office, or the timing of funding and the final size of any loan that is approved; the possibility of a government shutdown while we work to meet the applicable conditions precedent and finalize loan documents with the U.S. Department of Energy Loan Programs Office or while we await notice of a decision regarding the issuance of a loan from the Department Energy Loan Programs Office; our ability to continue to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; fluctuations in our revenue and operating results; competition from existing or new competitors; our ability to convert firm order backlog and pipeline to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to the U.S. trade environment; risks resulting from the impact of global pandemics, including the novel coronavirus, Covid-19; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to the adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions; and other risks and uncertainties.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the SEC, including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the SEC from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

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